Other non-current assets (Tables)	12 Months Ended
Dec. 31, 2022
Other non-current assets
Schedule of other non-current assets

	As of December 31,
	2021	2022
	RMB	RMB
Prepayment to location partners(a)	133,887	11,649
Prepayment for purchase of property, equipment and software	19,920	15,038
Deposits	8,467	7,790
Others	2,712	1,421
Total	164,986	35,898
(a)	As discussed in Note 5(a), as of December 31, 2022, the Company assessed the recoverability of these prepayments based on the actual performance of each of the location partners. For the years ended December 31, 2021, and 2022, the Group recognized nil and RMB87,069 for impairments of the non-current prepaid commissions to the location partners whose businesses were wound up in 2022 as a result of the surge of COVID-19 infections in certain regions.